Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of September 30, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (99.9%)
International Stock Funds (99.9%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	10,281,848	331,487
Vanguard Developed Markets Index Fund Admiral Shares	23,556,226	330,730
Vanguard Emerging Markets Stock Index Fund Admiral Shares	6,424,700	210,473
Vanguard European Stock Index Fund Admiral Shares	2,043,575	148,118
Vanguard Pacific Stock Index Fund Admiral Shares	1,216,703	100,731
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,395,986	36,561
Vanguard FTSE Canada All Cap Index ETF	918,885	26,844
Total Investment Companies (Cost $1,283,507)		1,184,944
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.391% (Cost $263)	2,629	263
Total Investments (99.9%) (Cost $1,283,770)		1,185,207
Other Assets and Liabilities—Net (0.1%)		608
Net Assets (100%)		1,185,815
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Developed Markets Index Fund	339,995	38,452	59,501	4,025	7,759	6,529	—	330,730
Vanguard Emerging Markets Stock Index Fund	212,315	36,528	39,486	(1,039)	2,155	2,900	—	210,473
Vanguard European Stock Index Fund	151,357	27,773	36,944	2,599	3,333	3,870	—	148,118
Vanguard FTSE All-World ex-US Index Fund	339,001	33,138	49,873	2,032	7,189	6,184	—	331,487
Vanguard FTSE All-World ex-US Small-Cap Index Fund	37,728	4,411	6,550	86	886	496	—	36,561
Vanguard FTSE Canada All Cap Index ETF	26,548	246	—	—	50	763	—	26,844
Vanguard Market Liquidity Fund	648	NA2	NA2	—	—	14	—	263
Vanguard Pacific Stock Index Fund	103,382	13,301	19,308	275	3,081	1,374	—	100,731
Total	1,210,974	153,849	211,662	7,978	24,453	22,130	—	1,185,207
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.